Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PBF Energy Inc. ("PBF Energy") on Form 10-Q for the quarter ended September 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Matthew C. Lucey, President and Chief Executive Officer of PBF Energy, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PBF Energy.

/s/ Matthew C. Lucey
Matthew C. Lucey
President and Chief Executive Officer
October 30, 2025

A signed original of the written statement required by Section 906 has been provided to PBF Energy Inc. and will be retained by PBF Energy Inc. and furnished to the Securities and Exchange Commission or its staff upon request.